SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                               October 17, 2003
____________________________________________________________________________
                       (Date of earliest event reported)



                               CFS Bancorp, Inc.
____________________________________________________________________________
            (Exact name of registrant as specified in its charter)



        Delaware                     000-24611                35-2042093
____________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
 of incorporation)                                       Identification No.)




707 Ridge Road, Munster, Indiana                              46321
____________________________________________________________________________
(Address of principal executive offices)                    (Zip Code)



                                 (219) 836-5500
____________________________________________________________________________
                (Registrant's telephone number, including area code)



                                  Not Applicable
____________________________________________________________________________
              (Former name, former address and former fiscal year,
                         if changed since last report)




ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          ______________           ___________

               99.1           Press Release dated October 17, 2003



ITEM 9.   Regulation FD Disclosure
          ________________________

     On October 17, 2003, CFS Bancorp, Inc. (the "Company") announced the retirement of John T. Stephens as Executive Vice President, Treasurer and Chief Financial Officer of the Company and its wholly owned subsidiary, Citizens Financial Services, FSB. The Company also announced that Charles V. Cole has accepted the position of Executive Vice President and Chief Financial Officer to succeed Mr. Stephens.

     For additional information, reference is made to the Company's press release dated October 17, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.



















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CFS BANCORP, INC.



Date: October 20, 2003        By:   /s/Brian L. Goins
                                    _______________________________________
                                    Brian L. Goins
                                    Vice President-Corporate Counsel





























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